Other operating (income) expenses, net	12 Months Ended
Jun. 30, 2025
Other operating (income) expenses, net
Other operating (income) expenses, net

32. Other operating (income) expenses, net

	2025	2024	2023

Listing expenses (i)	—	—	(319,554)
Sales of fixed assets	1,433	19,121	2,071
Other operating income	10,525	18,449	41,673

Total	11,958	37,570	(275,810)

(i)       This represents stock exchange listing service as a result of the SPAC Transaction. Refer to Note 22 for further discussion.